UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36756	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Blvd.

Baton Rouge, Louisiana 70808

(Address of Principal Executive Offices) (Zip Code)

(225) 926-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Lamar Advertising Company (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Only stockholders of record as of the close of business on March 17, 2025 were entitled to vote at the 2025 Annual Meeting. As of March 17, 2025, 88,107,821 shares of Class A Common Stock, 14,420,085 shares of Class B Common Stock, and 5,719.49 shares of Series AA Preferred Stock were outstanding and entitled to vote at the 2025 Annual Meeting. With respect to the matters submitted for vote at the 2025 Annual Meeting, each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to ten votes, and each share of Series AA Preferred Stock is entitled to one vote. At the 2025 Annual Meeting, 83,184,121 shares of Class A Common Stock, all shares of Class B Common Stock, and all shares of Series AA Preferred Stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The following two proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025, were before the meeting, and they received the following votes:

Proposal 1: Election of Ten Directors to Serve until the 2026 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Nancy Fletcher	220,127,411	1,347,312	5,915,967
John E. Koerner, III	186,836,325	34,638,398	5,915,967
Mitch Landrieu	221,316,238	158,485	5,915,967
Marshall A. Loeb	220,865,264	609,459	5,915,967
Stephen P. Mumblow	189,845,124	31,629,599	5,915,967
Thomas V. Reifenheiser	197,499,216	23,975,507	5,915,967
Anna Reilly	200,594,191	20,880,532	5,915,967
Kevin P. Reilly, Jr.	201,277,175	20,197,548	5,915,967
Wendell Reilly	200,594,956	20,879,767	5,915,967
Elizabeth Thompson	200,933,536	20,541,187	5,915,967

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
226,422,011	928,383	40,296	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer